Prospectus supplement dated July 2, 2018
to the following prospectus(es):
Newport PCVUL dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s). Effective July 30, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (U.S. Dollar-Hedged): Administrative Class	PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class
PIMCO Variable Insurance Trust - Global Bond Portfolio (Unhedged): Administrative Class	PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (unhedged): Administrative Class
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